EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Triple Dragon Acquisition Corp., on Form 10-Q for the period ending June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, Samuel May, acting Chief Executive Officer and Chief Financial Officer of Triple Dragon Acquisition Corp., certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ending June 30, 2010, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Quarterly Report on Form 10-Q for the period ending June 30, 2010, fairly presents, in all material respects, the financial condition and results of operations of Triple Dragon Acquisition Corp.

Date: August 16, 2010	By:	/s/ Samuel May
Samuel May
President, Chief Executive Officer and Chief Financial Officer